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                                                                   EXHIBIT 10.26
                           CONSENT TO CREDIT AGREEMENT


         This CONSENT TO CREDIT AGREEMENT is entered into as of this 19th day of January, 1999 (this "Consent") by and between WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), the other Loan Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, all capitalized terms used in this Consent shall have the respective meanings ascribed to them in the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, Borrower, GE Capital, certain Loan Parties and Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996, that certain Amendment No. 2 to Credit Agreement dated as of October 22, 1996, that certain Amendment No. 3 to Credit Agreement dated as of May 23, 1997, that certain Consent and Amendment No. 4 to Credit Agreement dated as of July 31, 1997, that certain Consent to Credit Agreement dated as of March 27, 1998 and that certain Consent and Amendment No. 5 to Credit Agreement dated as of May 6, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, Borrower requests Requisite Lenders' consent under the Credit Agreement and certain amendments to the Credit Agreement as herein set forth.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for good and valuable consideration, the parties hereto agree as follows:

         Section 1. Consent. Subject to the conditions herein set forth and notwithstanding any provision of the Credit Agreement to the contrary, Agent and Requisite Lenders consent to the purchase by Newco of Senior Notes (including premiums) in an aggregate amount not to exceed $20,000,000, which Senior Notes shall be held in Newco's treasury.

         Section 2. Representations and Warranties of Loan Parties. The Loan Parties represent and warrant that:

                  (a) the execution, delivery and performance by the Loan Parties of this Consent have been duly authorized by all necessary corporate action required on their part and this Consent is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
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                  (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (c) neither the execution, delivery and performance of this Consent nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificates or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written document, a copy of which has been delivered to Agent on or before the date hereof.

         Section 3. Condition to Effectiveness. This Consent shall be effective upon satisfaction of the following conditions precedent:

                  (a) Execution and delivery of this Consent by the Loan Parties and Requisite Lenders.

                  (b) The representations and warranties contained herein shall be true and correct in all respects.

         Section 4. Reference to and Effect Upon the Credit Agreement.

                  (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed, except as specifically amended hereby.

                  (b) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         Section 5. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent.

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         Section 6. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         Section 7. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

         Section 8. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

                                       3
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         IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

                                              WILSONS LEATHER HOLDINGS INC.

                                              By: /s/ Douglas J. Treff
                                                  ------------------------------
                                              Title:  Chief Financial Officer
                                                     ---------------------------


                                              GENERAL ELECTRIC CAPITAL
                                              CORPORATION, as Agent, Lender
                                              and Swing Line Lender

                                              By:  /s/  Paul M. Finkham
                                                  ------------------------------
                                              Title:  Duly Authorized Signatory
                                                     ---------------------------

                                              BANKBOSTON, N.A. (formerly THE
                                              FIRST NATIONAL BANK OF
                                              BOSTON), as Lender

                                              By:  /s/ Pete J.
                                                  ------------------------------
                                              Title:   Managing Director
                                                     ---------------------------

                                              SANWA BUSINESS CREDIT
                                              CORPORATION, as Lender

                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------


                                              SIGNET BANK, as Lender

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

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                                           THE CIT GROUP/BUSINESS CREDIT,
                                           INC., as Lender

                                           By:  James C.
                                               ---------------------------------
                                           Title:   Vice President
                                                  ------------------------------


                                           TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION, as
                                           Lender

                                           By:  R.F.S.
                                               ---------------------------------
                                           Title:  SVP
                                                  ------------------------------


                                           FIRST UNION NATIONAL BANK
                                           (formerly CoreStates Bank, N.A.), as
                                           Lender

                                           By:  Myron Landau
                                               ---------------------------------
                                           Title: VP
                                                  ------------------------------


                                           BANKAMERICA BUSINESS CREDIT,
                                           INC., as Lender

                                           By:  /s/ Daniel L. Cusdez
                                               ---------------------------------
                                           Title:  SVP
                                                  ------------------------------


                                           FIRST BANK NATIONAL
                                           ASSOCIATION,
                                           as Lender

                                           By:  /s/ Kim Lippanen
                                               ---------------------------------
                                           Title: Assistant Vice President
                                                  ------------------------------

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